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                                WM GROUP OF FUNDS

                      Supplement dated September 1, 2002 to
                         Prospectus dated March 1, 2002

        1. The following is added as the new fourth paragraph of page 49 of the
Prospectus:

        ARCHER MEDICAL SAVINGS ACCOUNTS (MSAs). Individuals participating in the Archer Medical Savings Account (MSA) program are subject to the following policies regarding MSAs. Participants may only purchase Class A shares of the Portfolios and Money Market Fund. There is a $100 minimum initial investment for an MSA. The Fund and Portfolios may close an account (and redeem shares held in it) if the account balance is less than $2,000 and the account owner has failed to make monthly investments of at least $100 for each of the preceding six (6) months. Since some states may not have an MSA program, the Fund and Portfolios may also close an account if they determine that the eligibility criteria have not been met. For MSAs with the check writing privilege, there is no minimum check amount. A check presented for an amount in excess of the then current value of the Money Market Fund shares held in the account will be considered an instruction to redeem all shares of the Money Market Fund held in the account, with the excess being applied to shares of the Portfolios held in the account in the following order, in each case redeeming all shares of the Portfolio, to the extent necessary to cover the full amount of the draft: Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio and Strategic Growth Portfolio.

        2. The following text replaces in its entirety the final paragraph on page 52 of the Prospectus:

The contingent deferred sales charge may be waived for redemptions of Class B shares under any of the following circumstances.

- Following the death or post-purchase disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

- In connection with the required minimum distribution (RMD) from an IRA or other retirement plan made to a shareholder who is age 70-1/2 or older (Note: Accounts established prior to April 1, 2002 are subject to other provisions as described in the Statement of Additional Information);

- According to a systematic withdrawal plan LIMITED TO NO MORE THAN 1% PER MONTH (MEASURED CUMULATIVELY WITH RESPECT TO NON-MONTHLY PLANS) OF THE VALUE OF THE FUND ACCOUNT at the time, and beginning on the date, the systematic withdrawal plan is established; and

- In connection with the involuntary liquidation by the Portfolio or Fund of a shareholder's account such as described under "How Can I Sell My Shares?"

YOU MUST NOTIFY THE PORTFOLIO OR FUND WHENEVER YOU ARE ENTITLED TO A WAIVER OR REIMBURSEMENT OF CDSC.